DIREXION SHARES ETF TRUST

The maximum annualized fee rate pursuant to Paragraph 1 of the Direxion Shares ETF Trust Distribution Plan shall be 0.25% for the following Funds:

SUBADVISED FUND

Direxion HCM Tactical Enhanced US ETF

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF

Direxion Ether Strategy ETF

Direxion Ether Strategy Bear ETF

Direxion Daily Bitcoin Strategy Bull 2X ETF

Direxion Daily Bitcoin Strategy Bear 2X ETF

Direxion Daily Ether Strategy Bull 2X ETF

Direxion Daily Ether Strategy Bear 2X ETF

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index ETF

COMMODITY-RELATED FUND

Direxion Auspice Broad Commodity Strategy ETF

RETURN STACKER FUND

Direxion S&P 500 Plus ETF

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X ETF

Direxion Daily Magnificent 7 Bear 1X ETF

Direxion Daily Crypto Industry Bear 1X ETF

Direxion Daily Next Gen Bear 1X ETF

Reference ETP Funds

Direxion Daily Bitcoin Bear 1X ETF

Direxion Daily Bitcoin Bull 2X ETF

Direxion Daily Bitcoin Bear 2X ETF

Direxion Daily Ether Bull 2X ETF

Direxion Daily Ether Bear 2X ETF

Direxion Daily Gold Bull 2X ETF

Direxion Daily Gold Bear 2X ETF

Direxion Daily Silver Bull 2X ETF

Direxion Daily Silver Bear 2X ETF

Monthly Leveraged Funds

Direxion Enhanced S&P Equity Income ETF

Direxion Enhanced Qs Equity Income ETF

Single Stock Funds

Direxion Daily AAL Bear 1X ETF

Direxion Daily AAL Bull 2X ETF

Direxion Daily AAPL Bear 1X ETF

Direxion Daily AAPL Bull 2X ETF

Direxion Daily ABBV Bear 1X ETF

Direxion Daily ABBV Bull 2X ETF

Direxion Daily ABNB Bear 1X ETF

Direxion Daily ABNB Bull 2X ETF

Direxion Daily ADBE Bear 1X ETF

Direxion Daily ADBE Bull 2X ETF

Direxion Daily AI Bear 1X ETF

Direxion Daily AI Bull 2X ETF

Direxion Daily AMAT Bear 1X ETF

Direxion Daily AMAT Bull 2X ETF

Direxion Daily AMD Bear 1X ETF

Direxion Daily AMD Bull 2X ETF

Direxion Daily AMZN Bear 1X ETF

Direxion Daily AMZN Bull 2X ETF

Direxion Daily ARM Bear 1X ETF

Direxion Daily ARM Bull 2X ETF

Direxion Daily ASML Bear 1X ETF

Direxion Daily ASML Bull 2X ETF

Direxion Daily AVGO Bear 1X ETF

Direxion Daily AVGO Bull 2X ETF

Direxion Daily BA Bear 1X ETF

Direxion Daily BA Bull 2X ETF

Direxion Daily BABA Bear 1X ETF

Direxion Daily BABA Bull 2X ETF

Direxion Daily BRKB Bear 1X ETF

Direxion Daily BRKB Bull 2X ETF

Direxion Daily CAT Bear 1X ETF

Direxion Daily CAT Bull 2X ETF

Direxion Daily CAVA Bear 1X ETF

Direxion Daily CAVA Bull 2X ETF

Direxion Daily CCL Bear 1X ETF

Direxion Daily CCL Bull 2X ETF

Direxion Daily CMG Bear 1X ETF

Direxion Daily CMG Bull 2X ETF

Direxion Daily COIN Bear 1X ETF

Direxion Daily COIN Bull 2X ETF

Direxion Daily COST Bear 1X ETF

Direxion Daily COST Bull 2X ETF

Direxion Daily CPNG Bear 1X ETF

Direxion Daily CPNG Bull 2X ETF

Direxion Daily CRM Bear 1X ETF

Direxion Daily CRM Bull 2X ETF

Direxion Daily CRWD Bear 1X ETF

Direxion Daily CRWD Bull 2X ETF

Direxion Daily CSCO Bear 1X ETF

Direxion Daily CSCO Bull 2X ETF

Direxion Daily CVNA Bear 1X ETF

Direxion Daily CVNA Bull 2X ETF

Direxion Daily DAL Bear 1X ETF

Direxion Daily DAL Bull 2X ETF

Direxion Daily DELL Bear 1X ETF

Direxion Daily DELL Bull 2X ETF

Direxion Daily DIS Bear 1X ETF

Direxion Daily DIS Bull 2X ETF

Direxion Daily DKNG Bear 1X ETF

Direxion Daily DKNG Bull 2X ETF

Direxion Daily F Bear 1X ETF

Direxion Daily F Bull 2X ETF

Direxion Daily FSLR Bear 1X ETF

Direxion Daily FSLR Bull 2X ETF

Direxion Daily GD Bear 1X ETF

Direxion Daily GD Bull 2X ETF

Direxion Daily GE Bear 1X ETF

Direxion Daily GE Bull 2X ETF

Direxion Daily GM Bear 1X ETF

Direxion Daily GM Bull 2X ETF

Direxion Daily GOOGL Bear 1X ETF

Direxion Daily GOOGL Bull 2X ETF

Direxion Daily GRAB Bear 1X ETF

Direxion Daily GRAB Bull 2X ETF

Direxion Daily HAS Bear 1X ETF

Direxion Daily HAS Bull 2X ETF

Direxion Daily HIMS Bear 1X ETF

Direxion Daily HIMS Bull 2X ETF

Direxion Daily HOOD Bear 1X ETF

Direxion Daily HOOD Bull 2X ETF

Direxion Daily INTC Bear 1X ETF

Direxion Daily INTC Bull 2X ETF

Direxion Daily JNJ Bear 1X ETF

Direxion Daily JNJ Bull 2X ETF

Direxion Daily KO Bear 1X ETF

Direxion Daily KO Bull 2X ETF

Direxion Daily LCID Bear 1X ETF

Direxion Daily LCID Bull 2X ETF

Direxion Daily LLY Bear 1X ETF

Direxion Daily LLY Bull 2X ETF

Direxion Daily LMT Bear 1X ETF

Direxion Daily LMT Bull 2X ETF

Direxion Daily LUV Bear 1X ETF

Direxion Daily LUV Bull 2X ETF

Direxion Daily MARA Bear 1X ETF

Direxion Daily MARA Bull 2X ETF

Direxion Daily META Bear 1X ETF

Direxion Daily META Bull 2X ETF

Direxion Daily MRNA Bear 1X ETF

Direxion Daily MRNA Bull 2X ETF

Direxion Daily MRVL Bear 1X ETF

Direxion Daily MRVL Bull 2X ETF

Direxion Daily MSFT Bear 1X ETF

Direxion Daily MSFT Bull 2X ETF

Direxion Daily MU Bear 1X ETF

Direxion Daily MU Bull 2X ETF

Direxion Daily NCLH Bear 1X ETF

Direxion Daily NCLH Bull 2X ETF

Direxion Daily NFLX Bear 1X ETF

Direxion Daily NFLX Bull 2X ETF

Direxion Daily NIO Bear 1X ETF

Direxion Daily NIO Bull 2X ETF

Direxion Daily NKE Bear 1X ETF

Direxion Daily NKE Bull 2X ETF

Direxion Daily NOC Bear 1X ETF

Direxion Daily NOC Bull 2X ETF

Direxion Daily NOK Bear 1X ETF

Direxion Daily NOK Bull 2X ETF

Direxion Daily NVDA Bear 1X ETF

Direxion Daily NVDA Bull 2X ETF

Direxion Daily NVO Bear 1X ETF

Direxion Daily NVO Bull 2X ETF

Direxion Daily O Bear 1X ETF

Direxion Daily O Bull 2X ETF

Direxion Daily ORCL Bear 1X ETF

Direxion Daily ORCL Bull 2X ETF

Direxion Daily PANW Bear 1X ETF

Direxion Daily PANW Bull 2X ETF

Direxion Daily PDD Bear 1X ETF

Direxion Daily PDD Bull 2X ETF

Direxion Daily PENN Bear 1X ETF

Direxion Daily PENN Bull 2X ETF

Direxion Daily PFE Bear 1X ETF

Direxion Daily PFE Bull 2X ETF

Direxion Daily PLTR Bear 1X ETF

Direxion Daily PLTR Bull 2X ETF

Direxion Daily PYPL Bear 1X ETF

Direxion Daily PYPL Bull 2X ETF

Direxion Daily QCOM Bear 1X ETF

Direxion Daily QCOM Bull 2X ETF

Direxion Daily RBLX Bear 1X ETF

Direxion Daily RBLX Bull 2X ETF

Direxion Daily RDDT Bear 1X ETF

Direxion Daily RDDT Bull 2X ETF

Direxion Daily RKLB Bear 1X ETF

Direxion Daily RKLB Bull 2X ETF

Direxion Daily RTX Bear 1X ETF

Direxion Daily RTX Bull 2X ETF

Direxion Daily SBUX Bear 1X ETF

Direxion Daily SBUX Bull 2X ETF

Direxion Daily SE Bear 1X ETF

Direxion Daily SE Bull 2X ETF

Direxion Daily SHOP Bear 1X ETF

Direxion Daily SHOP Bull 2X ETF

Direxion Daily SMCI Bear 1X ETF

Direxion Daily SMCI Bull 2X ETF

Direxion Daily SNAP Bear 1X ETF

Direxion Daily SNAP Bull 2X ETF

Direxion Daily SNOW Bear 1X ETF

Direxion Daily SNOW Bull 2X ETF

Direxion Daily SOFI Bear 1X ETF

Direxion Daily SOFI Bull 2X ETF

Direxion Daily SONY Bear 1X ETF

Direxion Daily SONY Bull 2X ETF

Direxion Daily T Bear 1X ETF

Direxion Daily T Bull 2X ETF

Direxion Daily TGT Bear 1X ETF

Direxion Daily TGT Bull 2X ETF

Direxion Daily TSLA Bear 1X ETF

Direxion Daily TSLA Bull 2X ETF

Direxion Daily TSM Bear 1X ETF

Direxion Daily TSM Bull 2X ETF

Direxion Daily TXN Bear 1X ETF

Direxion Daily TXN Bull 2X ETF

Direxion Daily UAL Bear 1X ETF

Direxion Daily UAL Bull 2X ETF

Direxion Daily UBER Bear 1X ETF

Direxion Daily UBER Bull 2X ETF

Direxion Daily UNH Bear 1X ETF

Direxion Daily UNH Bull 2X ETF

Direxion Daily V Bear 1X ETF

Direxion Daily V Bull 2X ETF

Direxion Daily VST Bear 1X ETF

Direxion Daily VST Bull 2X ETF

Direxion Daily VZ Bear 1X ETF

Direxion Daily VZ Bull 2X ETF

Direxion Daily WMT Bear 1X ETF

Direxion Daily WMT Bull 2X ETF

Direxion Daily XOM Bear 1X ETF

Direxion Daily XOM Bull 2X ETF

Direxion Daily XYZ Bear 1X ETF

Direxion Daily XYZ Bull 2X ETF

Direxion Daily AAPL Bull 3X ETF

Direxion Daily AMD Bull 3X ETF

Direxion Daily AMZN Bull 3X ETF

Direxion Daily AVGO Bull 3X ETF

Direxion Daily BABA Bull 3X ETF

Direxion Daily BRKB Bull 3X ETF

Direxion Daily COIN Bull 3X ETF

Direxion Daily GOOGL Bull 3X ETF

Direxion Daily HOOD Bull 3X ETF

Direxion Daily INTC Bull 3X ETF

Direxion Daily META Bull 3X ETF

Direxion Daily MSFT Bull 3X ETF

Direxion Daily MU Bull 3X ETF

Direxion Daily NFLX Bull 3X ETF

Direxion Daily NVDA Bull 3X ETF

Direxion Daily ORCL Bull 3X ETF

Direxion Daily PLTR Bull 3X ETF

Direxion Daily TSLA Bull 3X ETF

Direxion Daily TSM Bull 3X ETF

Direxion Daily UNH Bull 3X ETF

Titans ETFs

Direxion Daily Semiconductors Top 5 Bull 2X ETF

Direxion Daily Semiconductors Top 5 Bear 2X ETF

Direxion Daily Biotech Top 5 Bull 2X ETF

Direxion Daily Biotech Top 5 Bear 2X ETF

Direxion Daily Communication Services Top 5 Bull 2X ETF

Direxion Daily Communication Services Top 5 Bear 2X ETF

Direxion Daily Consumer Discretionary Top 5 Bull 2X ETF

Direxion Daily Consumer Discretionary Top 5 Bear 2X ETF

Direxion Daily Consumer Staples Top 5 Bull 2X ETF

Direxion Daily Consumer Staples Top 5 Bear 2X ETF

Direxion Daily Energy Top 5 Bull 2X ETF

Direxion Daily Energy Top 5 Bear 2X ETF

Direxion Daily Financial Top 5 Bull 2X ETF

Direxion Daily Financial Top 5 Bear 2X ETF

Direxion Daily Healthcare Top 5 Bull 2X ETF

Direxion Daily Healthcare Top 5 Bear 2X ETF

Direxion Daily Industrials Top 5 Bull 2X ETF

Direxion Daily Industrials Top 5 Bear 2X ETF

Direxion Daily Materials Top 5 Bull 2X ETF

Direxion Daily Materials Top 5 Bear 2X ETF

Direxion Daily Real Estate Top 5 Bull 2X ETF

Direxion Daily Real Estate Top 5 Bear 2X ETF

Direxion Daily Technology Top 5 Bull 2X ETF

Direxion Daily Technology Top 5 Bear 2X ETF

Direxion Daily Utilities Top 5 Bull 2X ETF

Direxion Daily Utilities Top 5 Bear 2X ETF

Direxion Daily Gold Miners Top 5 Bull 2X ETF

Direxion Daily Gold Miners Top 5 Bear 2X ETF

Direxion Daily US Modern Defense Top 5 Bull 2X ETF

Direxion Daily US Modern Defense Top 5 Bear 2X ETF

2X Funds

Direxion Daily S&P 500® Bull 2X ETF

Direxion Daily CSI 300 China A Share Bull 2X ETF

Direxion Daily CSI China Internet Index Bull 2X ETF

Direxion Daily MSCI Brazil Bull 2X ETF

Direxion Daily Energy Bull 2X ETF

Direxion Daily Energy Bear 2X ETF

Direxion Daily Gold Miners Index Bull 2X ETF

Direxion Daily Gold Miners Index Bear 2X ETF

Direxion Daily Junior Gold Miners Index Bull 2X ETF

Direxion Daily Junior Gold Miners Index Bear 2X ETF

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X ETF

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X ETF

Direxion Daily MSCI India Bull 2X ETF

Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X ETF

Direxion Daily NYSE FANG+ Bull 2X ETF

Direxion Daily Aviation Bull 2X ETF

Direxion Daily Aviation Bear 2X ETF

Direxion Daily Crypto Industry Bull 2X ETF

Direxion Daily AI and Big Data Bull 2X ETF

Direxion Daily AI and Big Data Bear 2X ETF

Direxion Daily Magnificent 7 Bull 2X ETF

Direxion Daily Magnificent 7 Bear 2X ETF

Direxion Daily Uranium Industry Bull 2X ETF

Direxion Daily Quality Bull 2X ETF

Direxion Daily Quality Bear 2X ETF

Direxion Daily S&P Top 20 US Stocks Bull 2X ETF

Direxion Daily S&P Top 20 US Stocks Bear 2X ETF

Direxion Daily India Consumer Bull 2X ETF

Direxion Daily Next Gen Bull 2X ETF

Direxion Daily Next Gen Bear 2X ETF

Direxion Daily Qs Top 30 Stocks Bull 2X ETF

Direxion Daily Qs Top 30 Stocks Bear 2X ETF

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X ETF

Direxion Daily 7-10 Year Treasury Bear 3X ETF

Direxion Daily 20+ Year Treasury Bull 3X ETF

Direxion Daily 20+ Year Treasury Bear 3X ETF

Direxion Daily FTSE China Bull 3X ETF

Direxion Daily FTSE China Bear 3X ETF

Direxion Daily MSCI Emerging Markets Bull 3X ETF

Direxion Daily MSCI Emerging Markets Bear 3X ETF

Direxion Daily Financial Bull 3X ETF

Direxion Daily Financial Bear 3X ETF

Direxion Daily Healthcare Bull 3X ETF

Direxion Daily Mid Cap Bull 3X ETF

Direxion Daily Real Estate Bull 3X ETF

Direxion Daily Real Estate Bear 3X ETF

Direxion Daily Regional Banks Bull 3X ETF

Direxion Daily Retail Bull 3X ETF

Direxion Daily S&P 500® Bull 3X ETF

Direxion Daily S&P 500® Bear 3X ETF

Direxion Daily Semiconductor Bull 3X ETF

Direxion Daily Semiconductor Bear 3X ETF

Direxion Daily Small Cap Bull 3X ETF

Direxion Daily Small Cap Bear 3X ETF

Direxion Daily MSCI South Korea Bull 3X ETF

Direxion Daily Technology Bull 3X ETF

Direxion Daily Technology Bear 3X ETF

Direxion Daily FTSE Europe Bull 3X ETF

Direxion Daily Homebuilders & Supplies Bull 3X ETF

Direxion Daily S&P Biotech Bull 3X ETF

Direxion Daily S&P Biotech Bear 3X ETF

Direxion Daily Consumer Discretionary Bull 3X ETF

Direxion Daily Utilities Bull 3X ETF

Direxion Daily Aerospace & Defense Bull 3X ETF

Direxion Daily MSCI Mexico Bull 3X ETF

Direxion Daily Transportation Bull 3X ETF

Direxion Daily Industrials Bull 3X ETF

Direxion Daily Pharmaceutical & Medical Bull 3X ETF

Direxion Daily Dow Jones Internet Bull 3X ETF

Direxion Daily Dow Jones Internet Bear 3X ETF

Direxion Daily S&P 500® High Beta Bull 3X ETF

Direxion Daily S&P 500® High Beta Bear 3X ETF

Direxion Daily MAG7+ Bull 3X ETF

Direxion Daily Bitcoin Bull 3X ETF

Direxion Daily Ether Bull 3X ETF

Direxion Daily QQQE Bull 3X ETF

Direxion Daily Qs Bull 3X ETF

Direxion Daily Energy Bull 3X ETF

Direxion Daily Junior Gold Miners Bull 3X ETF

Direxion Daily Gold Miners Bull 3X ETF

Direxion Daily Oil & Gas Exp. & Prod. Bull 3X ETF

Direxion Daily Gold Bull 3X ETF

Direxion Daily Silver Bull 3X ETF

Up to 0.25% of average daily net assets. The current authorized maximum annualized fee is 0% of average daily net assets.

Last Updated: February 12, 2026